                                                                    Exhibit 23.1


CONSENT OF ERNST & YOUNG, LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-______), pertaining to the Digene Corporation 1999 Incentive Plan, of our report dated August 18, 2000, with respect to the consolidated financial statements of Digene Corporation included in its Annual Report (Form 10-K) for the year ended June 30, 2000, filed with the Securities and Exchange Commission.



                                                        /s/ Ernst & Young, LLP

McLean, Virginia
October 10, 2000